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                                                                EXHIBIT (13)(b)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG LIFE INSURANCE COMPANY serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

       Registrant Name           File No.
       ------------------------------------------------
       Variable Account I        333-102134 / 811-05301
                                 333-93709 / 811-05301
                                 033-39171 / 811-05301
       ------------------------------------------------
       Variable Account II       033-90684 / 811-04867
                                 333-34199 / 811-04867
                                 333-71753 / 811-04867
                                 333-85573 / 811-04867

MERTON BERNARD AIDINOFF                  Director             June 29, 2006
-----------------------------
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                       Director             June 29, 2006
-----------------------------
CHARLES H. DANGELO

JOHN QUINLAN DOYLE                Director and President      June 29, 2006
-----------------------------
JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER                    Director             June 29, 2006
-----------------------------
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                        Director             June 29, 2006
-----------------------------
DAVID NEIL FIELDS

DAVID LAWRENCE HERZOG                    Director             June 29, 2006
-----------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                      Director             June 29, 2006
-----------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR               Director and Chairman      June 29, 2006
-----------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                           Director             June 29, 2006
-----------------------------
WIN JAY NEUGER

ROBERT S. SCHIMEK                  Director, Senior Vice      June 29, 2006
-----------------------------     President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                      Director             June 29, 2006
-----------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                   Director             June 29, 2006
-----------------------------
NICHOLAS CHARLES WALSH